Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Significant Accounting Policies
Basis of Presentation

Basis of Presentation

        The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany transactions and balances have been eliminated in consolidation. The financial statements reported for December 31, 2013, 2012 and 2011, and the years then ended include the Company and all of its subsidiaries.

Segment Information

Segment Information

        The Company operates in one industry segment, which is the exploration, development and production of oil and natural gas, and all of its operations are conducted in one geographic area of the United States.

Use of Estimates

Use of Estimates

        In preparing the accompanying financial statements, management has made certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates. Changes in estimates are recorded prospectively.

        Significant assumptions are required in the valuation of proved oil and natural gas reserves, which affect the Company's estimates of depletion expense, impairment, and the allocation of value in our business combinations. Significant assumptions are also required in the Company's estimates of the net gain or loss on commodity derivative assets and liabilities, fair value associated with business combinations, and asset retirement obligations ("ARO").

Financial Instruments

Financial Instruments

        Cash, accounts receivable and accounts payable are recorded at cost. The fair value of accounts receivable and accounts payable are not materially different from their carrying amounts because of the short-term nature of these instruments. The carrying values of outstanding balances under the Company's credit agreements represent fair value because the agreements have variable interest rates, which are reflective of the Company's credit risk. Derivative instruments are recorded at fair value, as discussed below.

Cash

Cash

        Cash and cash equivalents include highly liquid investments with a maturity of three months or less. At times, the amount of cash on deposit in financial institutions exceeds federally insured limits. Management monitors the soundness of the financial institutions and believes the Company's risk is negligible.

Accounts Receivable

Accounts Receivable

        Accounts receivable—Oil and gas sales consist of uncollateralized accrued revenues due under normal trade terms, generally requiring payment within 30 to 60 days of production. Accounts receivable—Joint interest owners consist of uncollateralized joint interest owner obligations due within 30 days of the invoice date. Accounts receivable—Other consist primarily of severance tax refunds due from state agencies. No interest is charged on past-due balances. The Company routinely assesses the recoverability of all material trade, joint interest and other receivables to determine their collectability, and reduces the carrying amounts by a valuation allowance that reflects management's best estimate of the amounts that may not be collected. As of December 31, 2013 and 2012, the Company did not have significant allowances for doubtful accounts.

Concentration of Risk

Concentration of Risk

        Substantially all of the Company's accounts receivable are related to the oil and gas industry. This concentration of entities may affect the Company's overall credit risk in that these entities may be affected similarly by changes in economic and other conditions. As of December 31, 2013, 79% of Accounts receivable—Oil and gas sales are due from 8 purchasers and 77% of Accounts receivable—Joint interest owners are due from 5 working interest owners. As of December 31, 2012, 92% of Accounts receivable—Oil and gas sales were due from 8 purchasers, and 72% of 2012 Accounts receivable—Joint interest owners were due from 5 working interest owners. If any or all of these significant counterparties were to fail to pay amounts due to the Company, the Company's financial position and results of operations could be materially and adversely affected.

Dependence on Major Customers

Dependence on Major Customers

        The Company maintains a portfolio of crude oil and natural gas marketing contracts with large, established refiners and oil and gas purchasers. During the year ended December 31, 2013, the largest purchasers were PVR Midstream, Unimark LLC, Mercuria, Valero, and Plains Marketing, which accounted for approximately 15%, 13%, 13%, 13% and 6% of consolidated oil and gas sales, respectively. During the year ended December 31, 2012, the largest purchasers were Unimark LLC, Mercuria, PVR Midstream, and Plains Marketing, which accounted for approximately 24%, 18%, 18% and 15% of consolidated oil and gas sales, respectively. During the year ended December 31, 2011, the largest purchasers were Plains Marketing, PVR Midstream, Unimark LLC, and Valero Marketing, which accounted for approximately 27%, 22%, 13% and 9% of consolidated oil and gas sales, respectively.

        Management believes that there are alternative purchasers and that it may be necessary to establish relationships with such new purchasers. However, there can be no assurance that the Company can establish such relationships and that those relationships will result in an increased number of purchasers. Although the Company is exposed to a concentration of credit risk, management believes that all of the Company's purchasers are credit worthy.

Dependence on Suppliers

Dependence on Suppliers

        The Company's industry is cyclical, and from time to time, there is a shortage of drilling rigs, equipment, services, supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment, services and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, services, supplies or qualified personnel were particularly severe in its areas of operation, the Company could be materially and adversely affected. Management believes that there are potential alternative providers of drilling and completion services and that it may become necessary to establish relationships with new contractors. However, there can be no assurance that the Company can establish such relationships and that those relationships will result in increased availability of drilling rigs or other services, or that they could be obtained on the same terms.

Oil and Gas Properties

Oil and Gas Properties

        The Company accounts for its oil and natural gas exploration and production activities under the successful efforts method of accounting. Oil and gas properties consisted of the following at December 31, 2013 and 2012:

(in thousands of dollars)	2013	2012
Mineral interests in properties
Unproved	$114,457	$137,254
Proved	958,816	737,558
Wells and equipment and related facilities	609,748	389,727

	1,683,021	1,264,539
Less: Accumulated depletion and impairment	(370,470)	(257,195)

Net oil and gas properties	$1,312,551	$1,007,344

        Costs to acquire mineral interests in oil and natural gas properties are capitalized. Costs to drill and equip development wells and the related asset retirement costs are capitalized. The costs to drill and equip exploratory wells are capitalized pending determination of whether the Company has discovered proved commercial reserves. If proved commercial reserves are not discovered, such drilling costs are charged to expense. In some circumstances, it may be uncertain whether proved commercial reserves have been found when drilling has been completed. Such exploratory well drilling costs may continue to be capitalized if the anticipated reserve quantity is sufficient to justify its completion as a producing well and sufficient progress in assessing the reserves and the economic and operating viability of the project is being made. In 2013, we had no material capitalized costs associated with exploratory wells. As of December 31, 2012, there were no costs capitalized in connection with exploratory wells in progress.

        The Company capitalizes interest on expenditures for significant exploration and development projects that last more than six months while activities are in progress to bring the assets to their intended use. The Company did not capitalize any interest in 2013 as no projects lasted more than six months. During the year ended December 31, 2012, the Company capitalized $0.1 million in interest. Costs incurred to maintain wells and related equipment are charged to expense as incurred.

        On the sale or retirement of a proved field, the cost and related accumulated depletion, depreciation and amortization are eliminated from the field accounts, and the resultant gain or loss is recognized.

        Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method over proved reserves, using the unit conversion ratio of six thousand cubic feet of gas to one barrel of oil equivalent. Depletion of the costs of wells and related equipment and facilities, including capitalized asset retirement costs, net of salvage values, is computed using proved developed reserves. The reserve base used to calculate depreciation, depletion, and amortization for leasehold acquisition costs and the cost to acquire proved properties is the sum of proved developed reserves and proved undeveloped reserves. Depletion of oil and gas properties amounted to $113.3 million, $79.9 million and $68.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

        The Company reviews its proved oil and natural gas properties, including related wells and equipment, for impairment by comparing expected undiscounted future cash flows at a producing field level to the net capitalized cost of the asset. If the future undiscounted cash flows, based on the Company's estimate of future commodity prices, operating costs, and production, are lower than the net capitalized cost, the capitalized cost is reduced to fair value. Fair value is calculated by discounting the future cash flows at an appropriate risk-adjusted discount rate. Due to the significant assumptions associated with the inputs and calculations described, the fair value of oil and gas properties used in estimating impairment represents a nonrecurring Level 3 measurement. The Company incurred impairment charges of $18.8 million and $19.8 million related to its proved oil and natural gas properties and equipment in 2012 and 2011, respectively. No impairments of proved properties were recorded in 2013.

        The Company evaluates its unproved properties for impairment on a property-by-property basis. The Company's unproved property consists of acquisition costs related to its undeveloped acreage. The Company reviews the unproved property for indicators of impairment based on the Company's current exploration plans with consideration given to results of any drilling and seismic activity during the period and known information regarding exploration activity by other companies on adjacent blocks. In the fourth quarter of 2013, the Company recorded an impairment charge of $14.4 million related to its unproved Southridge properties. As the Company did not drill the required number of wells by October 31, 2013 necessary to keep its joint development agreement with Southridge in effect, the Company lost its right to the undeveloped acreage. The Company incurred no impairment charges related to its unproved properties in 2012. In 2011, the Company incurred a $12.2 million impairment charge related to its unproven properties in fields which were not expected to produce natural gas with a sufficiently high liquid content reducing the economic return of those fields. These charges represent nonrecurring Level 3 measurements. Impairment of oil and gas properties charges are recorded on the Consolidated Statement of Operations.

        On the sale of an entire interest in an unproved property, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Other Property, Plant and Equipment

Other Property, Plant and Equipment

        Other property, plant and equipment consisted of the following at December 31, 2013 and 2012:

(in thousands of dollars)	2013	2012
Leasehold improvements	$1,060	$983
Furniture, fixtures, computers and software	2,491	2,204
Vehicles	835	719
Aircraft	910	1,295
Other	134	134

	5,430	5,335
Less: Accumulated depreciation and amortization	(1,986)	(1,937)

Net other property, plant and equipment	$3,444	$3,398

        Other property, plant and equipment is depreciated on a straight-line basis over the estimated useful lives of the property, plant and equipment, which range from three years to ten years. Depreciation and amortization of other property, plant and equipment amounted to $0.8 million, $0.8 million and $0.7 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Oil and Gas Sales Payable

Oil and Gas Sales Payable

        Oil and gas sales payable represents amounts collected from purchasers for oil and gas sales, which are due to other revenue interest owners. Generally, the Company is required to remit amounts due under these liabilities within 60 days of receipt.

Commodity Derivatives

Commodity Derivatives

        The Company records its commodity derivative instruments on the Consolidated Balance Sheet as either an asset or liability measured at its fair value. Changes in the derivative's fair value are recognized currently in earnings, unless specific hedge accounting criteria are met. During the years ended December 31, 2013, 2012 and 2011, the Company elected not to designate any of its commodity price risk management activities as cash flow or fair value hedges. The changes in the fair values of outstanding financial instruments are recognized as gains or losses in the period of change.

        Although Jones does not designate its commodity derivative instruments as cash-flow hedges, management uses those instruments to reduce the Company's exposure to fluctuations in commodity prices related to its natural gas and oil production. Net gains and losses, at fair value, are included on the Consolidated Balance Sheet as current or noncurrent assets or liabilities based on the anticipated timing of cash settlements under the related contracts. Changes in the fair value of commodity derivative contracts are recorded in earnings as they occur and are included in other income (expense) on the Consolidated Statement of Operations. See Note 4, "Fair Value Measurement," for disclosure about the fair values of commodity derivative instruments.

Asset Retirement Obligations

Asset Retirement Obligations

        The Company's asset retirement obligations consist of future plugging and abandonment expenses on oil and natural gas properties. The Company estimates an ARO for each well in the period in which it is incurred based on estimated present value of plugging and abandonment costs, increased by an inflation factor to the estimated date that the well would be plugged. The resulting liability is recorded by increasing the carrying amount of the related long-lived asset. The liability is then accreted to its then-present value each period and the capitalized cost is depleted over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, a gain or loss is recognized. The ARO is classified as current or noncurrent based on the expect timing of payments. A summary of the Company's ARO for the years ended December 31, 2013 and 2012 is as follows:

(in thousands of dollars)	2013	2012
ARO liability at beginning of year	$9,506	$9,563
Liabilities incurred(1)	1,515	662
Accretion of discount	608	596
Liabilities settled due to sale of related properties	(271)	(927)
Liabilities settled due to plugging and abandonment	(702)	(388)
Change in estimate	307	—

ARO liability at end of year	10,963	9,506
Less: Current portion of ARO at end of year	(2,590)	(174)

Total long-term ARO at end of year	$8,373	$9,332

(1)
Includes $824 related to wells acquired (see Note 3, "Acquisition of Properties").

Revenue Recognition

Revenue Recognition

        Revenues from the sale of crude oil, natural gas, and natural gas liquids are recognized when the product is delivered at a fixed or determinable price, title has transferred, collectability is reasonably assured and evidenced by a contract. The Company follows the "sales method" of accounting for its oil and natural gas revenue, so it recognizes revenue on all crude oil, natural gas, and natural gas liquids sold to purchasers. A receivable or liability is recognized only to the extent that the Company has an imbalance on a specific property greater than the expected remaining proved reserves.

Production Costs

Production Costs

        Production costs, including compressor rental, pumpers' salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, expensed workovers and other operating expenses are expensed as incurred and included in lease operating expense on the Consolidated Statement of Operations.

Exploration Expenses	Exploration Expenses Exploration expenses include dry hole costs, lease extensions, delay rentals and geological and geophysical costs.
Income Taxes

Income Taxes

        Following its IPO on July 29, 2013, the Company began recording a federal and state income tax liability associated with its status as a corporation. No provision for federal income taxes was recorded prior to the IPO because the taxable income or loss was includable in the income tax returns of the individual partners and members. The Company is also subject to state income taxes. The State of Texas includes in its tax system a franchise tax applicable to the Company and an accrual for franchise taxes is included in the financial statements when appropriate.

        Income taxes are accounted for under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to be recovered or settled pursuant to the provisions of ASC 740—Income Taxes. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

        The Company records a valuation allowance if it is deemed more likely than not that all or a portion of its deferred income tax assets will not be realized. In addition, income tax rules and regulations are subject to interpretation and the application of those rules and regulations require judgment by the Company and may be challenged by the taxation authorities. The Company follows ASC 740-10-25, which requires the use of a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return and disclosures regarding uncertainties in income tax positions. Only tax positions that meet the more likely than not recognition threshold are recognized. The Company's policy is to include any interest and penalties recorded on uncertain tax positions as a component of income tax expense. The Company's unrecognized tax benefits or related interest and penalties are immaterial.

Tax Receivable Agreement

Tax Receivable Agreement

        In conjunction with the IPO, the Company entered into a Tax Receivable Agreement ("TRA") with JEH and the pre-IPO owners. Upon any exchange of JEH—Units and Class B common stock of the Company held by JEH's pre-IPO owners for Class A common stock of the Company, the TRA provides for the payment by the Company, directly to such exchanging owners, of 85% of the amount of cash savings in income or franchise taxes that the Company realizes as a result of (i) the tax basis increases resulting from the exchange of JEH Units for shares of Class A common stock (or resulting from a sale of JEH Units for cash) and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the TRA. The Company will retain the benefit of the remaining 15% of the cash savings. Liabilities under the TRA will be recognized upon the exchange of shares. As of December 31, 2013, there have been no exchanges and no liability is recorded on the Consolidated Balance Sheet.

Comprehensive Income	Comprehensive Income The Company has no elements of comprehensive income other than net income.
Statement of Cash Flows	Statement of Cash Flows The Company presents its cash flows using the indirect method.
Related Party Transactions

Related Party Transactions

        In the years ended December 31, 2013, 2012 and 2011, the Company paid an annual administration fee to Metalmark of $0.7 million. This amount was charged to expense. As a result of the IPO, this fee is no longer payable to Metalmark.

        On May 7, 2013, the Company entered into a natural gas sale and purchase agreement with Monarch Natural Gas, LLC, or Monarch, under which Monarch has the first right to gather the natural gas the Company produces from the Chalker properties, process the NGLs from this natural gas production and market the processed natural gas and extracted NGLs. Under the Monarch agreement, the Company is paid a specified percentage of the value of the NGLs extracted and sold by Monarch, based on a set liquids recovery percentage, and the amount received from the sale of the residue gas, after deducting a fixed volume for fuel, lost and unaccounted for gas. For the year ended December 31, 2013, the Company produced approximately 0.8 MMBoe of natural gas and NGLs from the Chalker properties that became subject to the Monarch agreement. The initial term of the agreement runs for 10 years from the effective date of September 1, 2013. At the time the Company entered into the agreement, Metalmark Capital owned approximately 81% of the outstanding equity interests of Monarch. In addition, Metalmark Capital beneficially owns in excess of five percent of the Company's outstanding equity interests and two of our directors, Howard I. Hoffen and Gregory D. Myers, are managing directors of Metalmark Capital. In connection with the Company's entering into the Monarch agreement, Monarch issued to JEH equity interests in Monarch having a deemed value of $15 million. JEH assigned $2.4 million of the Monarch equity interests to Jonny Jones, the Company's chief executive officer and chairman of the board, and reserved $2.6 million of the Monarch equity interests to a benefit plan established for certain of the Company's officers, including Mike McConnell, Robert Brooks and Eric Niccum. The remaining $10 million of Monarch equity was distributed to certain of the pre-IPO owners, which include Metalmark Capital, Wells Fargo, the Jones family entities, and certain of the Company's officers and directors, including Jonny Jones, Mike McConnell, Robert Brooks and Eric Niccum.

Stock Compensation

Stock Compensation

        JEH implemented a management incentive plan effective January 1, 2010, that provided membership-interest awards in JEH to members of senior management ("management units"). The management unit grants awarded prior to the initial filing of the registration statement in March 2013 had a dual vesting schedule. Sixty percent of the units awarded vested in five equal annual installments, with the remaining 40% vesting upon a company restructuring event, including the IPO. All grants awarded after the initial registration statement have a single vesting structure of five equal annual installments and were valued at the IPO price, adjusted for equivalent shares. Both the vested and unvested management units were converted into JEH Units and shares of Class B common stock at the IPO date. At December 31, 2013, there were 457,150 unvested JEH Units and shares of Class B common stock that will become convertible into a like number of shares of Class A common stock upon vesting.

        Under the Jones Energy, Inc. 2013 Omnibus Incentive Plan, established in conjunction with the Company's IPO, the Company reserved 3,850,000 shares of Class A common stock for director and employee stock-based compensation awards. As of December 31, 2013 no such awards had been issued or granted to any of the Company's employees.

        On September 4, 2013, the Company granted each of the four outside members of the Board of Directors 6,645 shares of restricted Class A common stock under the Jones Energy, Inc. 2013 Omnibus Incentive Plan. The fair value of the restricted stock grants was based on the value of the Company's Class A common stock on the date of grant and is expensed on a straight-line basis over the one-year vesting period.

        Refer to Note 7, "Stock-based Compensation," for additional information regarding the management units and restricted stock awards.

Business Combinations

Business Combinations

        For acquisitions of working interests that are accounted for as business combinations, the results of operations are included in the Consolidated Statement of Operations from the date of acquisition. Purchase prices are allocated to assets acquired based on their estimated fair values at the time of acquisition. Fair value is the price that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the assumptions of market participants and not those of the reporting entity. Therefore, entity-specific intentions do not impact the measurement of fair value. The fair value of oil and natural gas properties is determined using a risk-adjusted after-tax discounted cash flow analysis based upon significant inputs including: 1) oil and gas prices, 2) projections of estimated quantities of oil and natural gas reserves, including those classified as proved, probable and possible, 3) projections of future rates of production, 4) timing and amount of future development and operating costs, 5) projected reserve recovery factors, and 6) weighted average cost of capital.

Recent Accounting Developments	Recent Accounting Developments The following recently issued accounting pronouncement has been adopted by the Company:
Offsetting Assets and Liabilities

Offsetting Assets and Liabilities

        In December 2011, the Financial Accounting Standards Board ("FASB"), issued authoritative guidance requiring entities to disclose both gross and net information about instruments and transactions eligible for offset arrangement. In January 2013, FASB issued an update to the previously issued guidance with the purpose of clarifying the scope of the disclosures about the offsetting assets and liabilities. The additional disclosures enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on an entity's financial position. These disclosure requirements are effective for interim and annual periods beginning after January 1, 2013. The Company has provided all required disclosures for the periods presented as they pertain to its commodity derivative instruments (see Note 4, "Fair Value Measurement"). These disclosure requirements did not affect the Company's operating results, financial position, or cash flows.